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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2001

                              Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)

          California                                        77-0387041
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification number)

                        Commission file number: 0-25034

                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (650) 813-8200
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Item 5.   Other Events.

       Reference is hereby made to the Registrant's press release attached hereto as Exhibit 99.1 which meets the requirements for filing under Item 5 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

Exhibits
--------

99.1 Press Release dated January 11, 2001 re earnings conference call and webcast.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Greater Bay Bancorp
                                      (Registrant)



Dated: January 16, 2001               By: /s/ Linda M. Iannone
                                              ----------------
                                              Linda M. Iannone
                                              Senior Vice President and General
                                              Counsel

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                                 Exhibit Index
                                 -------------

99.1 Press Release dated January 11, 2001 re earnings conference call and webcast

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